Commodities Strategies and

Cayman Commodity Strategies

Advisory and Administrative Fee Waivers

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Commodity Strategies Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2019, 0.4475% of its advisory fee for the Fund (“Waiver A”); provided that Waiver A shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints. Waiver A (1) may not be terminated during the relevant period except at the Board’s discretion and (2) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

Additionally, Cayman Commodity Strategies Fund Ltd., a wholly-owned subsidiary of the Fund (the “Subsidiary”), pays RIM an advisory fee and pays Russell Investments Fund Services, LLC (“RIFUS”) an administrative fee at the annual rates of up to 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”).

RIM and RIFUS each agree to permanently waive the portion of the advisory fees and the administrative fees paid by the Fund to RIM and RIFUS, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIM and RIFUS, if any (“Waiver B,” and together with Waiver A, the “Waivers”). Waiver B may not be terminated by RIM or RIFUS and shall remain in effect as long as their advisory and administrative agreements with the Subsidiary are in place.

In no event will RIM or RIFUS be required to waive fees or reimburse the Fund for any amount in excess of accrued aggregate advisory and administrative fees attributable to any day.

The Waivers set forth in this agreement supersede any prior contractual advisory and/or administrative fee waiver or reimbursement arrangements and any prior non-contractual advisory and/or administrative fee waiver or reimbursement arrangements.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey
President

RUSSELL INVESTMENTS FUND SERVICES, LLC

By:
Rick Chase
Director, NA Fund Operations

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Emerging Markets Fund

Advisory Fee Waiver

3/1/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Emerging Markets Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2019, 0.071% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Global Opportunistic Credit Fund

Advisory Fee Waiver

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Global Opportunistic Credit Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2019, 0.324% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Multifactor International Equity Fund

Direct Expense Cap

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 2nd Ave.

Seattle, WA 98101

Re:	Multifactor International Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.49% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

Multifactor U.S. Equity Fund

Direct Expense Cap

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 2nd Ave.

Seattle, WA 98101

Re:	Multifactor U.S. Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.40% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

Short Duration Bond Fund

Advisory Fee Waiver

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Short Duration Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2019, 0.082% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Strategic Call Overwriting

Direct Expense Cap

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Strategic Call Overwriting Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2019, up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson

Tax-Exempt High Yield Bond Fund

03/01/18 to 2/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 2nd Ave.

Seattle, WA 98101

Re:	Tax-Exempt High Yield Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2019, to waive up to the full amount of its 0.50% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

Tax-Managed International Equity Fund

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 2nd Ave.

Seattle, WA 98101

Re:	Tax-Managed International Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2019, to waive up to the full amount of its 0.85% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund level expenses exceed 0.89% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

U.S. TMM&SC

Direct Expense Cap

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2019, up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis.

Direct fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

U.S. Large Cap Equity

Direct Expense Cap

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 2nd Ave.

Seattle, WA 98101

Re:	U.S. Large Cap Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that Fund-level direct expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

U.S. Mid Cap Equity

Direct Expense Cap

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 2nd Ave.

Seattle, WA 98101

Re:	U.S. Mid Cap Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

Unconstrained Total Return Fund

Direct Expense Cap

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Unconstrained Total Return Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2019, up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.72% of the average daily net assets of the Fund on an annual basis.

Direct fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

LifePoints Target Portfolio Funds

Direct Expense Cap

03/01/18 to 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Conservative Strategy, Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds (the “Funds”)

Dear Mr. Swanson:

For each of the above named Funds individually, Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Jeffrey T. Hussey, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

TA Fee Waivers

03/01/18 through 02/28/19

March 1, 2018

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Dear Mr. Swanson:

Russell Investments Fund Services, LLC (“RIFUS”), as transfer agent to Russell Investment Company (“RIC”), agrees to waive, at least through February 28, 2019, a portion of its transfer agency fees for certain Classes of certain RIC Funds as set forth in the table below.

Fund and Class	Amount Waived
U.S. Core Equity Fund – Class S	0.04%
U.S. Core Equity Fund – Class M	0.10%
U.S. Core Equity Fund – Class P & R6	0.02%
U.S. Defensive Equity Fund – Class S	0.04%
U.S. Defensive Equity Fund – Class M	0.10%
U.S. Defensive Equity Fund – Class P & R6	0.02%
U.S. Dynamic Equity Fund – Class S	0.04%
U.S. Dynamic Equity Fund – Class M	0.10%
U.S. Dynamic Equity Fund – Class P & R6	0.02%
U.S. Strategic Equity Fund – Class A, C, E, P, R6, S & T	0.02%
U.S. Strategic Equity Fund – Class M	0.12%
U.S. Large Cap Equity Fund – Class M	0.10%
U.S. Large Cap Equity Fund – Class P & R6	0.02%
U.S. Mid Cap Equity Fund – Class M	0.10%
U.S. Mid Cap Equity Fund – Class P & R6	0.02%
U.S. Small Cap Equity Fund – Class S	0.04%
U.S. Small Cap Equity Fund – Class M	0.14%
U.S. Small Cap Equity Fund – Class P & R6	0.02%
International Developed Markets Fund – Class S	0.04%
International Developed Markets Fund – Class M	0.14%
International Developed Markets Equity Fund – Class P & R6	0.02%
Global Equity Fund – Class M	0.10%
Global Equity Fund – Class P & R6	0.02%
Emerging Markets Fund – Class A, C, E, P, R6, S & T	0.02%
Emerging Markets Fund – Class M	0.12%

Tax-Managed U.S. Large Cap Equity Fund – Class M	0.10%
Tax-Managed U.S. Large Cap Equity Fund – Class P	0.02%
Tax-Managed U.S. Mid & Small Cap Equity Fund – Class A, P & T	0.02%
Tax-Managed U.S. Mid & Small Cap Equity Fund – Class C, E & S	0.05%
Tax-Managed U.S. Mid & Small Cap Equity Fund – Class M	0.15%
Tax-Managed International Equity Fund – Class M	0.10%
Tax-Managed International Equity Fund – Class P	0.02%
Global Opportunistic Credit Fund – Class A, C, E, S & T	0.12%
Global Opportunistic Credit Fund – Class M	0.17%
Global Opportunistic Credit Fund – Class P & R6	0.02%
Unconstrained Total Return Fund – Class M	0.10%
Unconstrained Total Return Fund – Class P & R6	0.02%
Strategic Bond Fund – Class A, C, E & T	0.04%
Strategic Bond Fund – Class S	0.06%
Strategic Bond Fund – Class M	0.16%
Strategic Bond Fund – Class P & R6	0.02%
Investment Grade Bond Fund – Class S	0.04%
Investment Grade Bond Fund – Class M	0.14%
Investment Grade Bond Fund – Class P & R6	0.02%
Short Duration Bond Fund – Class A, C, E, S & T	0.12%
Short Duration Bond Fund – Class M	0.17%
Short Duration Bond Fund – Class P & R6	0.02%
Tax-Exempt High Yield Bond Fund – Class M	0.10%
Tax-Exempt High Yield Bond Fund – Class P	0.02%
Tax-Exempt Bond Fund – Class A, P & T	0.02%
Tax-Exempt Bond Fund – Class C, E & S	0.06%
Tax-Exempt Bond Fund – Class M	0.16%
Commodity Strategies Fund – Class A, C, E, S & T	0.01%
Commodity Strategies Fund – Class M	0.11%
Commodity Strategies Fund – Class P & R6	0.02%
Global Infrastructure Fund – Class A, C, E, P, R6, S & T	0.02%
Global Infrastructure Fund – Class M	0.12%
Global Real Estate Securities Fund – Class M	0.10%
Global Real Estate Securities Fund – Class P & R6	0.02%
Multi-Strategy Income Fund – Class M	0.10%
Multi-Strategy Income Fund – Class P & R6	0.02%
Multi-Asset Growth Strategy Fund – Class M	0.10%

Multi-Asset Growth Strategy Fund – Class P & R6	0.02%
Strategic Call Overwriting Fund – Class M	0.10%
Strategic Call Overwriting Fund – Class P & R6	0.02%
Conservative Strategy Fund – Class R1, R4 & R5	0.15%
Conservative Strategy Fund – Class A, C, E, P, S & T	0.02%
Conservative Strategy Fund – Class M	0.10%
Moderate Strategy Fund – Class A, C, R1, R4, R5 & T	0.08%
Moderate Strategy Fund – Class M	0.10%
Moderate Strategy Fund – Class P	0.02%
Balanced Strategy Fund – Class R1, R4 & R5	0.06%
Balanced Strategy Fund – Class A, C, M & T	0.10%
Balanced Strategy Fund – Class P	0.02%
Growth Strategy Fund – Class R1, R4 & R5	0.05%
Growth Strategy Fund – Class M	0.10%
Growth Strategy Fund – Class P	0.02%
Equity Growth Strategy Fund – Class R1, R4 & R5	0.08%
Equity Growth Strategy Fund – Class M	0.10%
Equity Growth Strategy Fund – Class P	0.02%
Multifactor U.S. Equity Fund – Class M	0.15%
Multifactor U.S. Equity Fund – Class P & R6	0.02%
Multifactor International Equity Fund – Class M	0.15%
Multifactor International Equity Fund – Class P & R6	0.02%
Multifactor Bond Fund – Class M	0.15%
Multifactor Bond Fund – Class P & R6	0.02%

This waiver (1) supersedes any prior transfer agency fee waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIFUS’ option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENTS FUND SERVICES, LLC		Accepted and Agreed: RUSSELL INVESTMENT COMPANY

By:		By:
	Geoff Black		Mark E. Swanson
	Director, Transfer Agent Services		Treasurer